UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — January 8, 2007

Palace Entertainment Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	20-4503577
(State of incorporation)	(I.R.S. Employer Identification No.)

4590 MacArthur Boulevard, Suite 400
Newport Beach, California 92660	(949) 797-9700
(Address of Principal Executive Offices, including Zip Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 230.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c)

Section 1 — Registrant’s Business and Operations

Item 1.01                      Entry into Material Definitive Agreement

Festival Fun Parks, LLC (“Festival Fun”), Palace Entertainment Holdings, Inc. (“Palace Entertainment” and together with Festival Fun, the “Company”) and Alexander J. Weber, Jr. entered into an Employment Agreement dated as of January 8, 2007, pursuant to which Mr. Weber was appointed President and Chief Executive Officer effective immediately.  A brief description of the terms of his employment agreement is set forth under Item 5.02 below.

Section 5 — Corporate Governance and Management

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Alexander J. Weber, Jr., 55, was appointed President and Chief Executive Officer of the Company on January 8, 2008.  Prior to joining the Company, Mr. Weber served in several key operating positions during his nearly 40 year career at Paramount Parks, most recently as President and Chief Executive Officer for the past five years.

Pursuant to the terms of his employment agreement dated as of January 8, 2007, Mr. Weber serves as the President and CEO of the Company, and earns a base salary of $325,000, subject to annual adjustment. The term of the agreement will continue for four years, after which the agreement will automatically renew for successive one year periods unless either party gives notice to the other, as provided in the agreement, that the term then ending shall not be renewed. Mr. Weber also receives a customary benefit package as is approved by the board of directors of the Company. In addition, the board of directors issued incentive units to Mr. Weber.  For fiscal year 2007 and each subsequent fiscal year during the term of the agreement, he will be eligible to receive a cash bonus of up to 100% of his adjusted base salary based on the Company achieving revenue, EBITDA and cash flow targets determined by the board of directors of the Company, and an additional cash bonus, in an amount to be determined pursuant to a supplemental bonus program to be adopted in the discretion of the Board, if the Company exceeds such revenue, EBITDA and cash flow targets for such year.  We also expect that Mr. Weber will purchase membership units of the Company’s parent for $500,000 in cash.  Under the employment agreement if Mr. Weber’s employment is terminated without cause or he resigns for good reason, as such terms are defined in the employment agreement, prior to May 31, 2008, he will be entitled to severance equal to his base salary for the greater of (x) twelve months and (y) the period of time remaining between the effective date of agreement and May 31, 2008.  Thereafter, Mr. Weber will receive severance equal to one year of his base salary if terminated without cause or if he resigns for good reason. If he is terminated with cause, he will not be entitled to any severance or other benefits. Mr. Weber’s employment agreement contains customary non-competition provisions. In addition, under the terms of the employment agreement, we retain and have exclusive ownership of all intellectual property, as defined in the employment agreement that is developed by Mr. Weber as part of his activities on behalf of the Company.  The foregoing summary of the material provisions of Mr. Weber’s employment agreement does not purport to be complete and is subject to and qualified in its entirety by reference to all provisions of the described agreement

Effective January 8, 2007, former President and Chief Executive Officer, John A. Cora, and former Chief Operating Officer, Daniel S. Martinez, left the Company to pursue other interests.  Mr. Cora resigned as a member of the Board of the Company on January 8, 2007.

Section 8 — Other Events

Item 8.01                      Other Events

In a press release dated January 8, 2007, Palace Entertainment Holdings, Inc. (the “Company”) announced that its Board of Directors has named Alexander J. Weber, Jr., as President and Chief Executive Officer of the Company and its operating subsidiaries, effective immediately.  Mr. Weber will also serve as a member of the Board of Directors of the Company.

The Company also announced that John A. Cora, formerly Chief Executive Officer, and Daniel S. Martinez, formerly Chief Operating Officer, are leaving the Company to pursue other interests.  Mr. Cora resigned as a member of the Board of the Company on January 8, 2007.

Section 9 — Financial Statements and Exhibits

Item 9.01(d)        Exhibits

10.1	Employment Agreement dated as of January 8, 2007, among Festival Fun Parks, LLC, Palace Entertainment Holdings, Inc. and Alexander J. Weber, Jr.

99.1	Press Release dated January 8, 2007.

CAUTIONARY NOTE REGARDING
FORWARD-LOOKING STATEMENTS AND RISK FACTORS

(Safe-Harbor Statement Under the Private Securities Litigation Reform Act of 1995)

This quarterly report on Form 10-Q contains forward-looking statements. Forward-looking statements are statements that are not historical facts, including statements about our beliefs and expectations or any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements include, but are not limited to, statements generally preceded by, followed by or that include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “intend,” “project,” “targets,” “likely,” “would,” “could” or similar expressions. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, strategies, contingencies, financing plans, working capital needs, sources of liquidity, capital expenditures, amounts and timing of expenditures and contemplated transactions.

Forward-looking statements reflect our current expectations and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to these forward-looking statements include, among others, assumptions regarding demand for our water parks and family entertainment centers, expected pricing levels, the timing and cost of planned capital expenditures, the estimated operational costs for each of our water parks and family entertainment centers, expected outcomes of pending litigation, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors may relate to, among other things:

•                  adverse weather conditions and other natural phenomena;

•                  seasonal operations of water parks;

•                  risk of in-park accidents and health risks;

•                  changes in consumer preferences;

•                  reductions in consumer disposable income;

•                  our ability to compete successfully with other amusement parks and other entertainment providers;

•                  governmental and environmental requirements and changes in those requirements;

•                  increases in general liability and workers compensation claims;

•                  discontinuation of our leases pursuant to termination or default provisions;

•                  acquisition and retention of key personnel;

•                  our level of indebtedness; and

•                  restrictions contained in our debt agreements.

You should not place undue reliance on any forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events. These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties that may cause actual results to differ materially from trends, plans or expectations set forth in the forward-looking statements which, as a result, may adversely affect the value of, and our ability to make payments on, our 10 7/8% Senior Notes due 2014. These risks and uncertainties may include those discussed in Part I, Item 2 and Part II, Item 1A of this report. New risks can emerge from time to time. It is not possible for us to assess all of these risks, nor can we assess the extent to which any factor, or combination of factors, may cause actual results to differ from those contained in the forward-looking statements. Given such risks and uncertainties, we urge you to read this report completely with the understanding that actual future results may be materially different from what we plan or expect.  The Company will not update any forward-looking information to reflect actual results or changes in the factors affecting the forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ Alexander J. Weber, Jr.
By: Alexander J. Weber, Jr.
Its: Chief Executive Officer and President
(Principal Executive Officer)
Dated: January 9, 2007

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ James A. Burk
By: James A. Burk
Its: Chief Financial Officer

Dated: January 9, 2007